Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

First Amendment to the
Research and Development Collaboration and License Agreement

This is the first Amendment (hereinafter “Amendment”) to the Research and Development Collaboration and License Agreement between Bayer Pharma AG, a company formed under the laws of Germany, having a place of business at Muellerstrasse 178, 13353 Berlin, Germany (hereinafter: “BAYER”) and Compugen Ltd, a company formed under the laws of Israel, having a place of business at 72 Pinchas Rosen Street, Tel Aviv 69512, Israel (hereinafter: “Compugen”) effective as of 5 August 2013 (hereinafter: the “Agreement”).

WHEREAS             The parties wish to amend the exhibit specifying the Bayer Development Process.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	The parties agree to replace Exhibit 1.3 of the Agreement by Exhibit 1.3 attached to this Amendment, describing the “Bayer Development Process”.

2.	This Amendment shall become retroactively effective as of 5 August 2013.

3.	All capitalized terms used herein shall have the meaning set forth in the Agreement. Except as expressly amended pursuant to this Amendment, all other terms and conditions of the Agreement shall remain in force unchanged and apply to this Amendment.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange
Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

SIGNED for and on behalf of Bayer Pharma AG	SIGNED for and on behalf of Compugen Ltd

Date: February 3, 2014	Date: February 5, 2014

___________________________ ppa.	/s/ Anat Cohen-Dayag President and CEO

___________________________ i.V.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange
Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 1.3: Bayer Development Process

[***, 3 pages]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange
Act of 1934, as amended.